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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 14, 2007

SINO FIBRE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-52709	76-0616470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
(Address of principal executive offices and Zip Code)

(212) 907-6522
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On August 14, 2007, we terminated Weinberg and Company, P.A. ("Weinberg") as our independent registered public accounting firm. The decision to dismiss Weinberg as our independent registered public accounting firm was approved by our Board of Directors on August 11, 2007. Except as noted in the paragraph immediately below, the report of Weinberg on the financial statements for the years ended December 31, 2006 and 2005 and for the period from August 19, 1999 (date of inception) through December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of the Weinberg on our financial statements as of and for the years ended December 31, 2006 and 2005 and for the period from August 19, 1999 (date of inception) through December 31, 2006 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern as we had suffered negative working capital and a shareholders' deficiency and, had experienced negative cash flows from operating activities.

During the years ended December 31, 2006 and 2005 and for the period August 19, 1999 (date of inception) through December 31, 2006, and through August 14, 2007 we have not had any disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Weinberg's satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years or in connection with its reports in any subsequent interim period through the date of dismissal.

During the years ended December 31, 2006 and 2005 and through August 14, 2007, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On August 17, 2007, we delivered a copy of this report to Weinberg. Weinberg advised via email that it agreed with the disclosure and we were authorized to file its letter as Exhibit 16.1. Weingberg, however, advised that it was unable to deliver a manually signed copy of the its letter so agreeing until August 21, 2007. Since Reg. 304(b) of Regulation S-T requires us to have manually signed signature in our possession prior to indicating the letter was signed, we elected not to file Exhibit 16.1 at this time, but will do so by amendment upon receipt of a manually signed Exhibit 16.1.

New independent registered public accounting firm

On August 17, 2007, we engaged Malone & Bailey, P.C., 2925 Briarpark, Suite 930, Houston, Texas 77042, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors. We have not consulted with Malone & Bailey, P.C. on any accounting issues prior to engaging them as our new auditors.

During the two most recent fiscal years and through the date of engagement, we have not consulted with Malone & Bailey, P.C. regarding either:

1. The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Malone & Bailey, P.C. concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 20th day of August, 2007.

SINO FIBRE COMMUNICATIONS, INC.

BY:	MATTHEW MECKE
Matthew Mecke, President and Principal Executive Officer